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                                                                    EXHIBIT 10.8


                                                              SEPTEMBER 10, 1998

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                            AMENDED STOCK OPTION PLAN


1.       PURPOSE OF PLAN AND GENERAL MATTERS

         1.1 Purpose. The purpose of this amended stock option plan (the "Plan") is to encourage key employees, including officers, of Mackenzie Investment Management, Inc., a Delaware corporation ("MIMI"), and any present or future subsidiary and parent of MIMI (hereinafter collectively referred to as the "Company") to acquire shares of common stock of MIMI, U.S.$.01 par value per share (the "Common Shares"), and thereby increase their proprietary interest in the Company's success and provide an added incentive to remain in the employ of the Company.

         1.2 Definitions. The words parent and subsidiary shall be interpreted in accordance with Section 422 and Section 424 of the Internal Revenue Code of 1986, as from time to time amended (the "Code").

         1.3 Status of Options. It is intended that options granted under the Plan (individually, an "Option" or collectively, "Options") shall constitute either "incentive stock options", within the meaning of Section 422 of the Code, or "non-incentive stock options", as determined by the Committee named in
Section 3 of the Plan in its sole discretion and indicated on each form of option grant (the "Option Grant"), and the terms of the Plan and Option Grants shall be construed accordingly.

2.       SHARES RESERVED UNDER THE PLAN

         2.1 Reservation of Shares. Subject to the adjustment provided in
Section 8, the aggregate number of Common Shares which may be issued and sold pursuant to Options granted under the Plan shall not exceed 3,051,800 shares, which may be either authorized but unissued shares or treasury shares.



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                                      -2-




         2.2 Status of Shares in Terminated or Expired Options. If any Option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased under the Option will again become available for purposes of the Plan.

3.       ADMINISTRATION

         3.1 Plan Administration. The Plan shall be administered by the Compensation, Human Resources and Corporate Governance Committee (the "Committee") of the Board of Directors of MIMI (the "Board").

         3.2 Appointment of Committee. The Committee shall be appointed by, and shall serve at the pleasure of, the Board.

         3.3 Powers of the Committee. The Committee shall have the powers granted to it in Sections 3, 4, 5 and 7 of this Plan. The Committee is authorized to interpret the Plan and, subject to the provisions of the Plan and any required regulatory approval, to prescribe, amend, and rescind rules and regulations relating thereto. The Committee is further authorized, subject to the express provisions of the Plan, to alter or amend the form of Option Grant attached hereto and to make all other determinations necessary or advisable in the administration of the Plan. The interpretation and administration by the Committee of any provisions of the Plan and the Option Grant shall be final and conclusive on all persons having any interest therein.

         3.4 No Liability for Committee or Board Members. No member of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.


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                                      -3-



4.       OPTIONS GRANTS.

         4.1 Selection of Grantees. Options to purchase Common Shares under the Plan may be granted to key employees (including officers and directors who are employees) of the Company. In selecting the employees to whom Options will be granted, in deciding whether to grant Options and whether Options should be incentive or non-incentive stock options, and in deciding how many Common Shares will be subject to each Option, the Committee shall give consideration to the importance of an employee's duties, to his experience with the Company, to his future value to the Company, to his present and potential contribution to the success of the Company, and to such other factors as the Committee may deem relevant.

         4.2 Terms of Grants.

                  4.2.1 In General. Subject to the express provisions of the Plan and the forms of Option Grant incorporated herein by reference as from time to time altered or amended, the Committee shall have authority to determine with respect to each Option Grant executed and delivered to a grantee the number of installments, the number of Common Shares in each installment, and the exercise dates, and, to the extent not inconsistent with the applicable provisions of the Code, if any, may specify additional restrictions and conditions for any Option Grant executed and delivered to a grantee. Each Option granted under the Plan shall be evidenced by and subject to the terms and conditions of the Option Grant, which is incorporated into the Plan by reference as from time to time amended.

                  4.2.2 Length of Term. Each non-incentive option granted under the Plan shall expire five years after the date of the grant. Each incentive option shall expire not later than ten years from the date of the grant of such Option.

                  4.2.3 Minimum Vesting Period. Notwithstanding the provisions of Section 4.2.1, each grantee of an Option Grant shall not be vested in such grant until at least one year from the date of grant (or such shorter or longer period as the Committee shall specify in the Option Grant) and shall vest at the expiration of the specified vesting period only if he is then employed by the Company.


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                                      -4-


                  4.2.4 Maximum Amount. Notwithstanding the provisions of
Section 4.2.1, no Option Grant or combination of grants shall be made to any grantee for an aggregate number of Common Shares in excess of five percent of the total number of shares of Common Stock outstanding on the date of grant.

         4.3 Limitation on Amount of Incentive Stock Options. The aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by a grantee during any calendar year under all plans of the Company shall not exceed U.S.$100,000.

         4.4 Effective Date of Grants. The grant date of an Option under the Plan shall be the date the Committee votes to grant the Option, but no grantee shall have the right to exercise his Option until the Company has executed and delivered the Option Grant to such grantee and the applicable minimum vesting period has expired.

         4.5 Assignment Restricted. No Option may be assigned by the grantee, other than by will or the laws of descent and distribution, and can be exercised during such individual's life only by him.

         4.6 Limits with Respect to Insiders.

                  4.6.1 Maximum Number of Shares. The maximum number of Common Shares which may be reserved for issuance to Insiders under the Plan shall be 10% of the Common Shares outstanding at the time of the grant (on a non-diluted basis) less the aggregate number of Common Shares reserved for issuance to Insiders under any other employee stock option plan, options for services or employee stock purchase plans. For purposes of this Plan, Insider shall mean:
(i) an insider as defined in the Securities Act (Ontario), other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of MIMI; and (ii) an associate of any person who is an insider by virtue of (i) above.


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                                      -5-


                  4.6.2 Maximum Number Within One Year. The maximum number of Common Shares which may be issued to Insiders under the Plan within a one-year period shall be 10% of the Common Shares outstanding at the time of the issuance (on a non-diluted basis), excluding Common Shares issued under the Plan or any other employee stock option plan, options for services or employee stock purchase plans over the preceding one-year period. The maximum number of Common Shares which may be issued to any one Insider under the Plan and such Insider's associates within a one-year period shall be 5% of the Common Shares outstanding at the time of the issuance (on a non-diluted basis), excluding Common Shares issued to such Insider under the Plan or any other stock option plan, options for services or employee stock purchase plans over the preceding one-year period.

                  4.6.3 Shares Granted Prior To Becoming Insider. Any entitlement to acquire Common Shares granted pursuant to the Plan or any other employee stock option plan, options for services or employee stock purchase plan prior to the grantee becoming an Insider shall be excluded for the purposes of the limits set out in 4.6.1 and 4.6.2 above.

         4.7 Termination of Options. If there is a termination of employment of a person to whom an Option has been granted prior to the time the Option has been exercised in full or has expired, the Option shall terminate in accordance with the following provisions, except to the extent that the Option Grant provides for earlier termination of the Option:

                  (i) Termination of Employment of Holder of Option Other Than Because of Total Disability or Death. If there is a termination of employment of a person to whom an Option has been granted, other than by reason of the person's death or total disability, each Option held by the person may be exercised (if otherwise exercisable) until the earliest of (i) the end of the ninety (90) day period immediately following the date of the termination of employment, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option.


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                                      -6-


                  (ii) Total Disability of Holder of Option. If there is a termination of employment of a person to whom an Option has been granted by reason of his or her total disability, each Option held by the person may be exercised (if otherwise exercisable) until the earliest of (i) the end of the one-year period immediately following the date of the termination of employment,
(ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option. "Total disability" means disability within the meaning of Code Section 22(e)(3), which is defined as the inability of an employee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (iii) Death of Holder of Option. If there is a termination of employment of a person to whom an Option has been granted by reason of his or her death, or a former employee dies following the date of his or her termination of employment but at a time when an Option still would be exercisable by that person but for the death of the person, each Option held by the person at the time of his or her death may be exercised by the person or persons to whom the Option passed by will or by the laws of descent and distribution (but by no other persons) until the earliest of (i) the end of the one-year period immediately following the date of death (or such other period as may be determined by the Committee at the time of granting the Option), (ii) the expiration of the term specified in the Option, or (iii) if the death occurs after the termination of employment, the end of the period in which the Option could be exercised under subparagraph (i) or (ii) immediately above.

5.       OPTION PRICE

         5.1 In General. The price per share at which each Option granted under the Plan may be exercised shall be determined by the Committee subject to the provisions of this Section 5.


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                                      -7-


                  5.1.1 Stock Options. The exercise price shall not be less than the market price per share on The Toronto Stock Exchange (the "Exchange") as of the date of grant, as determined by the Board. For the purpose of this Plan, the market price for a Common Share at the time an Option is granted (the "Fair Market Value") is equal to:

         (a) the closing price for a Common Share on the Exchange on the business day prior to the grant of the Option; or

         (b) if the Common Shares did not trade on the Exchange on the business day prior to the grant of the Option, the simple average of the high and low trading prices for each of the five trading days before the date of grant.

                  5.1.2 Incentive Stock Options. An incentive stock option may not be granted to a person who, at the time the Option is granted, is a Ten Percent Shareholder, unless (i) the exercise price of the Option is at least 110% of the Fair Market Value of the Common Shares on the date of Option Grant and (ii) the Option by its terms is not exercisable after the expiration of five years from the date of grant. "Ten Percent Shareholder" means, with respect to the grant of any Option, a person who at the date of grant is the beneficial owner of stock possessing more than 10% of the total combined voting power of all classes of stock of MIMI or of any parent or subsidiary of MIMI.

6.       COMPLIANCE WITH APPLICABLE LEGISLATION

         6.1 In General. The Plan, the grant and exercise of Options hereunder and the Company's obligation to sell and deliver Common Shares upon exercise of Options shall be subject to all applicable federal, state and foreign laws, rules and regulations, the rules and regulations of any stock


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                                      -8-


exchange(s) on which the Common Shares are listed for trading and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Company, be required. The Company shall not be obligated by any provision of the Plan or the grant of any Option hereunder to issue or sell Common Shares in violation of such laws, rules and regulations or any conditions of such approvals. No Option shall be granted and no Common Shares issued or sold hereunder where such grant, issue or sale would require registration of the Plan or of Common Shares under the securities laws of any foreign jurisdiction other than any jurisdiction in which the Plan or the Common Shares are registered or otherwise qualified for sale to the public at the time of the grant, and any purported grant of any Option or issue or sale of Common Shares hereunder in violation of this provision shall be void. In addition, the Company shall have no obligation to issue any Common Shares pursuant to the Plan unless such Common Shares shall have been duly listed, upon official notice of issuance, with all stock exchanges on which the Common Shares are listed for trading. Common Shares issued and sold to participants pursuant to the exercise of Options may be subject to limitations on sale or resale under applicable securities laws.

         6.2 Section 16(b) Compliance. If the grantee of an Option is at the time of exercise considered an officer or director of the Company for purposes of Section 16(b) of the Securities Exchange Act of 1934 (the "Act") or was such an officer or director at any time during the six-month period immediately preceding the exercise, and made any purchase or sale of Common Shares during such six-month period, and if Section 16(b) of the Act applies to the Company at the date of the exercise, then the grant may only be exercised after the first six months of its term.

7.       NON-INCENTIVE STOCK OPTIONS

         7.1 Committee's Power to Designate. Notwithstanding the provisions of Sections 4, 5 and 6 of this Plan, the Committee may grant Options which in one or more respects do not meet the requirements for incentive stock options established by Section 422 of the Code. The Committee shall indicate on each Option Grant whether an incentive stock option within the meaning of


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                                      -9-


Section 422 of the Code or a non-incentive stock option is thereby granted, provided, however, that only key employees shall be granted incentive stock options.

         7.2 Committee's Power to Set Terms. Except as otherwise provided in this Plan, the Committee, in its sole discretion, shall establish the terms and conditions for each non-incentive stock option which it grants. Such terms and conditions may, but need not, and subject to any required regulatory approval, include some or all of the provisions of Sections 4, 5 and 6 of this Plan with respect to incentive stock options. If the Committee grants an Option which in all respects meets the requirements for incentive stock options it may nonetheless designate such Option a non-incentive stock option on the Option Grant.

8.       ADJUSTMENT OF SHARES RESERVED UNDER THE PLAN

         The aggregate number and kind of shares reserved under the Plan, the maximum number of shares as to which Options may be granted to any individual and the Option price per share shall be appropriately adjusted by the Board, subject to prior approval of the relevant stock exchange, in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the Option price shall be made which would reduce the Option price per share to less than the par value per share.

9.       DISSOLUTION OR REORGANIZATION

         9.1 Termination of Options. Prior to a dissolution, liquidation, merger, consolidation, or reorganization of the Company (the "Event"), the Board may decide to terminate each outstanding Option. If the Board so decides, such Option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding Options a reasonable time prior to the Event,


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                                      -10-


giving each grantee not less than fourteen days written notice of the date of suspension, prior to which an Option grantee may purchase in whole or in part the shares available to him as of the date of receipt of the notice.

         9.2 Reinstatement of Options. If the Event is not consummated, the suspension shall be removed and all Options shall continue in full force and effect.

10.      AMENDMENT AND TERMINATION OF PLAN

         10.1 Actions by the Board. The Board may amend, suspend, or terminate the Plan, including the form of Option Grant incorporated herein by reference. No such action, however, may, without approval or ratification by the shareholders and the prior approval of the relevant stock exchange, increase the maximum number of shares reserved under the Plan except as provided in Section 8, alter the class or classes of employees and others eligible for Options, or make any other change which, pursuant to applicable legislation, requires action by the shareholders or the prior approval of the relevant stock exchange. No such action may, without the consent of the holder of the Option, alter or impair any Option previously granted.

         10.2 Automatic Termination after Ten Years. In any event, the Plan shall terminate 10 years from the date of adoption by the Board of Directors, or if earlier, from the date of approval by the shareholders. Any shares remaining under the Plan at the time of termination which are not subject to outstanding Options and any shares which thereafter become available because of the expiration or termination of an Option shall cease to be reserved for purposes of the Plan.

11.      RIGHT TO TERMINATE EMPLOYMENT, ETC.

         Nothing contained herein or in any Option Grant executed pursuant hereto shall restrict the right of the Company to terminate the employment or the Board membership or any contractual arrangement of any grantee at any time.


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                                      -11-


12.      WITHHOLDING OF TAXES.

         (a) In order to exercise an Option, a person must make a payment to MIMI or authorize withholding in order to enable MIMI to pay any withholding taxes due as a result of the exercise. In addition, if a person who exercised an incentive stock option disposes of Common Shares acquired through exercise of that incentive stock option either (i) within two years after the date of grant of the incentive stock option or (ii) within one year after the issuance of the shares on exercise of the incentive stock option, the person will notify MIMI promptly of the occurrence of the event and, if the event was a disposition of Common Shares acquired on exercise of an incentive stock option, the amount realized upon the disposition.

         (b) If, whether because of a disposition of Common Shares acquired on exercise of an incentive stock option, or otherwise, MIMI is required to pay withholding taxes to any federal, state or other taxing authority and the employee fails to provide MIMI with the funds with which to pay that withholding tax, MIMI may withhold up to 50% of each payment of salary or bonus to the employee (which will be in addition to any other required or permitted withholding), until MIMI has been reimbursed for the entire withholding tax it was required to pay.

13.      INVESTMENT REPRESENTATION.

         If the offering of Common Shares pursuant to this Plan is not registered under the Securities Act of 1933, as amended, and if in the opinion of counsel for MIMI the shares of Common Shares subject to the Option may not be resold without registration, then (i) each Option will be granted on the condition that the purchase of Common Shares subject to the Option shall be for investment purposes and not with a view to resale or distribution, (ii) at the time of the exercise of any Option, or any installment thereof, the grantee will execute such further agreements as MIMI may require


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                                      -12-


to implement the foregoing condition and to acknowledge the grantee's familiarity with restrictions on the resale of the shares under applicable securities laws, rules and regulations, and (iii) MIMI may stamp such legend on the certificate(s) representing the shares as it may deem necessary or appropriate in light of the foregoing conditions and such additional legend as may be required by the Exchange.

14.      EXERCISE OF OPTIONS.

         The exercise price may be paid in cash, by the surrender of Common Shares, by MIMI withholding the number of shares, otherwise deliverable on exercise of the Option, having a Fair Market Value equal to the amount payable on exercise of the Option, by such other method as the Committee, in its discretion, may permit in an Option Grant, or by any combination of the foregoing; subject, however, to any requirements of applicable law which may limit the type or amount of such non-cash consideration.

15.      DATE OF ADOPTION

         The date of adoption of the 1994 Stock Option Plan by the Board is August 31, 1994, the date of adoption of the amended Plan by the Board is December 2, 1996 and the dates of adoption by the Board of the increases in the aggregate number of Common Shares which may be issued pursuant to Options granted under the Plan are July 23, 1997 and May 29, 1998.

16.      DATE OF APPROVAL

         The date of approval of the 1994 Stock Option Plan by the shareholders and the 1994 Stock Option Plan's effective date is August 31, 1994. The effective date of the amended Plan is December 2, 1996 and the dates of approval by shareholders of the increases in the aggregate number of Common Shares which may be issued pursuant to Options granted under the Plan are September 11, 1997 and September 10, 1998.




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                              FORM OF OPTION GRANT

         MEMORANDUM OF AGREEMENT made as of the __ day of __, 199__.

B E T W E E N:

                           MACKENZIE INVESTMENT MANAGEMENT INC., a corporation incorporated under the laws of the State of Delaware, (hereinafter called the "Corporation"),

                                                              OF THE FIRST PART,

                                     - and -

                           --

                           (hereinafter called the "Employee"),

                                                             OF THE SECOND PART.

RECITALS:

1. The Corporation has established the Mackenzie Investment Management Inc. stock option plan (the "Plan") to encourage key employees of the Corporation and any present or future subsidiary and parent of the Corporation to participate in the growth and development of the Corporation by allowing them to acquire shares of common stock of the Corporation.

2. The Employee is a bona fide full-time employee of the Corporation, one of its subsidiaries or its parent.

3. The Employee has been granted the share option(s) described in this Agreement, on the terms and conditions permitted by the Plan.

AGREEMENT:

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Corporation, the Corporation and the Employee agree that:

1. In this Agreement and any amendments to it, any defined terms shall have the meaning as set out in the Plan, unless otherwise defined below:

         (a)      "Exchange" means The Toronto Stock Exchange;

         (b) "Expiry Time" of each Option means the close of business on the option period end date set out in the attached Schedule describing the terms of that Option;

         (c) "Option" means each irrevocable option to acquire common shares of the Corporation which is described on the attached Schedule to this Agreement;

         (d) "Option Grant" means the form of option grant described in the attached Schedule to this Agreement;

         (e) "Option Period" means the period of time commencing on the date set out in each attached Schedule and terminating on the Expiry Time set out in that Schedule;

         (f) "Optioned Shares" means all shares granted under Options to the Employee, as listed on the Schedules attached to this Agreement;

         (g) "Schedule" means the one or more schedules attached to this Agreement which describe the terms of the Option(s) granted to the Employee; and


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                                      -3-



         (h) "Share" means a share of common stock, U.S. $.01 par value in the capital of the Corporation.

2. The Corporation hereby confirms that the Employee has been granted the Option to purchase the number of Optioned Shares of the Corporation at the price per Optioned Share described in each Schedule attached to this Agreement.

3. Each Option described in a Schedule shall terminate at the Expiry Time described in that Schedule as to any Optioned Shares in respect of which that Option has not then been exercised.

4. Termination of Options. If there is a termination of employment of an Employee to whom an Option has been granted prior to the time the Option has been exercised in full or has expired, the Option shall terminate in accordance with the following provisions:

         (i) Termination of Employment Other Than Because of Total Disability or Death. If the Employee's employment terminates other than by reason of the Employee's death or total disability, each Option held by the Employee may be exercised (if otherwise exercisable) until the earlier of (i) the end of the ninety (90) day period immediately following the date of the termination of employment, or (ii) the expiration of the term of this Option.

         (ii) Total Disability. If the Employee's employment terminates by reason of his or her total disability, each Option held by the Employee may be exercised (if otherwise exercisable) until the earlier of (i) the end of the one-year period immediately following the date of the termination of employment, or (ii) the expiration of the term of this Option. "Total disability" means disability within the meaning of Code Section 22(e)(3), which is defined as the inability of an employee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         (iii) Death. If the Employee's employment terminates by reason of his or her death, or the Employee dies following the date of his or her termination of employment but at a time when this Option still would be exercisable but for the Employee's death, this Option may be exercised by the person or persons to whom the Option passed by will or by the laws of descent and distribution (but by no other persons) until the earliest of (i) the end of the one-year period immediately following the date of death, (ii) the expiration of the term of this Option, or (iii) if the death occurs after the termination of employment, the end of the period in which the Option could be exercised under subparagraph (i) or (ii) immediately above.

5. An Option may be exercised by the Employee or the legal personal representatives by giving notice in writing to the Corporation at its head office in Boca Raton, Florida to the attention of the Chief Financial Officer or, if he or she is absent, the Secretary, specifying the number of Optioned Shares being exercised, indicating the method of payment of the exercise price and enclosing appropriate payment in full of the purchase price. The exercise price may be paid in cash, by the surrender of Common Shares, by the Corporation withholding the number of shares, otherwise deliverable on exercise of the Option, having a Fair Market Value equal to the amount payable on exercise of the Option, or by any combination of the foregoing; subject, however, to any requirements of applicable law which may limit the type or amount of such non-cash consideration. If the offering of Common Shares under the Plan is not at the time of exercise of this Option registered under the Securities Act of 1933, as amended, then, in order to exercise this Option, the Employee also must provide to the Corporation an investment representation in accordance with the Plan. Finally, in order to exercise this Option, the Employee must make arrangements satisfactory to the Corporation and in accordance with the Plan to satisfy all tax withholding obligations resulting from the exercise of the Option or the later disposition of Common Shares acquired upon exercise of the Option.

6. Upon any exercise of an Option, the Corporation shall cause its transfer agent and registrar to deliver to the Employee or the legal representatives one or more certificates in the name of the Employee or the legal personal representatives (or as they may have otherwise directed) representing in the aggregate the number of Optioned Shares which the Employee or the legal personal representatives have exercised.

7. The aggregate number and kind of shares reserved under the Plan, the maximum number of shares as to which Options may be granted to any individual and the Option price per share shall be appropriately adjusted by the Board, subject to prior approval of the relevant stock exchange, in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the Option price shall be made which would reduce the Option price per share to less than the par value per share.

8. The Employee shall have no rights as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions) other than in respect of Optioned Shares which have been exercised by the Employee.

9. This Agreement is for the benefit of the Employee and the legal personal representatives of the Employee and is binding upon the Corporation, its successors and assigns. This Agreement is not assignable by the Employee or the legal personal representatives of the Employee.

10. This Agreement and the grant of each Option to the Employee are conditional upon:

         - the Corporation reporting to the Exchange the grant of the Option;

         -        the Exchange accepting the notice; and

         - all conditions, if any, specified in the acceptance of the notice by the Exchange having been fulfilled.

         The Corporation shall use all reasonable efforts to obtain the acceptance of the notice by the Exchange and to fulfil all conditions within one hundred and twenty (120) days from the date of grant. In the event that the acceptance is not so obtained or any of the conditions are not fulfilled within that time, this Agreement shall terminate with respect to that Option only and the Employee shall have no claim against the Corporation with respect to this Agreement or that Option for damages or otherwise.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

12. This Agreement and the attached Schedule(s) incorporate the terms and conditions of all prior Options granted to the Employee as to all Optioned Shares which remain unexercised. All prior stock option agreements between the Corporation and the Employee shall terminate effective upon execution of this Agreement by the Corporation and the Employee.

         IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.

                                       MACKENZIE INVESTMENT MANAGEMENT
                                       INC.


                                       by
                                          --------------------------------------

SIGNED, SEALED & DELIVERED          )
   in the presence of               )
                                    )
                                    )
                                    )
                                        ----------------------------------------
Witness                                 [ ]

                                  SCHEDULE "A"

                   To the Option Agreement of ___ dated __, 199__

1.       Date of Option:
2.       Option Period: Start Date:
                                End Date:
3.       Number of Optioned Shares:
4.       Exercise Price per Optioned Share:
5.       Terms and Conditions:                       same in all other respects

         IN WITNESS WHEREOF this Schedule has been executed by the parties hereto.

                                       MACKENZIE INVESTMENT MANAGEMENT
                                       INC.


                                       by
                                          --------------------------------------

SIGNED, SEALED & DELIVERED          )
   in the presence of               )
                                    )
                                    )
                                    )
                                        ----------------------------------------
Witness                                 [ ]



                            LEGAL DEPARTMENT RECORDS

-------------------------------------------------------------------------------------------------------
  Options Exercised           Date           Market Price       Insider Report        Compliance
                                                                   Prepared             Officer
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------

                                  SCHEDULE "B"

                   To the Option Agreement of ___ dated __, 199__

1.       Date of Option:
2.       Option Period: Start Date:
                                End Date:
3.       Number of Optioned Shares:
4.       Exercise Price per Optioned Share:
5.       Terms and Conditions:                       same in all other respects

         IN WITNESS WHEREOF this Schedule has been executed by the parties hereto.

                                       MACKENZIE INVESTMENT MANAGEMENT
                                       INC.


                                       by
                                          --------------------------------------

SIGNED, SEALED & DELIVERED          )
   in the presence of               )
                                    )
                                    )
                                    )
                                        ----------------------------------------
Witness                                 [ ]

                            LEGAL DEPARTMENT RECORDS

-------------------------------------------------------------------------------------------------------
  Options Exercised           Date           Market Price       Insider Report        Compliance
                                                                   Prepared             Officer
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------

                                  SCHEDULE "C"

                   To the Option Agreement of ____ dated __, 199__

1.       Date of Option:
2.       Option Period: Start Date:
                                End Date:
3.       Number of Optioned Shares:
4.       Exercise Price per Optioned Share:
5.       Terms and Conditions:                       same in all other respects

         IN WITNESS WHEREOF this Schedule has been executed by the parties hereto.

                                       MACKENZIE INVESTMENT MANAGEMENT
                                       INC.


                                       by
                                          --------------------------------------

SIGNED, SEALED & DELIVERED          )
   in the presence of               )
                                    )
                                    )
                                    )
                                        ----------------------------------------
Witness                                 [ ]

                            LEGAL DEPARTMENT RECORDS

-------------------------------------------------------------------------------------------------------
  Options Exercised           Date           Market Price       Insider Report        Compliance
                                                                   Prepared             Officer
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------

                                  SCHEDULE "D"

                   To the Option Agreement of ___ dated __, 199__

1.       Date of Option:
2.       Option Period: Start Date:
                                End Date:
3.       Number of Optioned Shares:
4.       Exercise Price per Optioned Share:
5.       Terms and Conditions:                       same in all other respects

         IN WITNESS WHEREOF this Schedule has been executed by the parties hereto.

                                       MACKENZIE INVESTMENT MANAGEMENT
                                       INC.


                                       by
                                          --------------------------------------

SIGNED, SEALED & DELIVERED          )
   in the presence of               )
                                    )
                                    )
                                    )
                                        ----------------------------------------
Witness                                 [ ]

                            LEGAL DEPARTMENT RECORDS

-------------------------------------------------------------------------------------------------------
  Options Exercised           Date           Market Price       Insider Report        Compliance
                                                                   Prepared             Officer
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------